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                                                                    EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed registration statements, Reg. Nos. 333-85791, 333-57531, 333-53667, 333-28147,
333-27009 and 333-03703.


                                                      /s/ ARTHUR ANDERSEN LLP
November 29, 1999
Dallas, Texas